Exhibit 10.86

Addendum No.1 to
Contract №840/08624332/1620 -15 Date of signature: 18 December 2015

THE SELLER/THE MANUFACTURER

Open Joint Stock Company «Institute of The Nuclear Materials» (JSC «INM»)

624250, Russia, Sverdlovsk Region,

Zarechniy, PO Box 29

Phone.: 7 (34377) 362 64

FAX: 7 (34377) 733 46

E-mail: shipping@inm-rosatom.ru

THE BUYER The Company IsoRay Medical Inc. 350 Hills Street, Suite 106 Richland, WA 99354-5411 USA
THE CONSIGNEE The Company IsoRay Medical Inc. 350 Hills Street, Suite 106 Richland, WA 99354-5411 US Airport of destination: Seattle or Portland, USA
NOTIFICATION FedEX Trade Networks 16353 NE Cameron Blvd Portland, Oregon 97230 USA Phone: +1503-255 1391 ext.14
THE END USER The Company IsoRay Medical Inc. 350 Hills Street, Suite 106 Richland, WA 99354-5411 USA

THE SHIPPER

Joint Stock Company «Institute of Nuclear Materials» (JSC «INM»)

624250, Russia, Sverdlovsk Region,

Zarechniy, PO Box 29

Phone.: 7 (34377) 362 64

FAX: 7 (34377) 733 46

E-mail: shipping@inm-rosatom.ru

TERMS OF DELIVERY CPT airport Seattle or Portland, USA (Incoterms 2010)
THE BUYERS and THE SELLERS have mutually agreed to prolong the period of validity of the present contract till the 31st of March, 2016.
All other terms and conditions of Contract №840/08624332/1620 -15 remind unchanged
The present Addendum is an integral part of the above mentioned contract and may be signed by E-mail.

THE SELLERS	THE BUYERS

/s/ Dmitrii Markov	/s/ Dwight Babcock
Director General JSC INM	Dwight Babcock
CEO IsoRay Medical